EXHIBIT 99.1

Conventional Liquids with Significant Unconventional Upside A RMADA O IL , I NC . Proposed Business Combination Overview Mesa Energy Holdings, Inc. and Armada Oil, Inc. November 30, 2012

Legal Notice - Forward Looking Statements This presentation relates to, describes certain aspects and consequences of, the possible consummation of the transactions contemplated (collectively, the “Transaction”) by that certain Asset Purchase Agreement dated November 14 , 2012 by and among Armada Oil, Inc . (“Armada”), Mesa Energy Holdings, Inc . (“Mesa”), and Mesa Energy, Inc . , a wholly - owned subsidiary of Mesa (the “Asset Purchase Agreement”) pursuant to which Armada will acquire all of the assets of Mesa in exchange for an aggregate number of shares of Armada common stock equal to the product of 0 . 40 multiplied by the number of shares of Mesa common stock outstanding on the date that the Transaction is consummated . A copy of the Asset Purchase Agreement was filed as an exhibit to each of the current reports on Form 8 - K filed by each of Armada and Mesa on November 20 , 2012 (collectively, the “Form 8 - K ”) and the registration statement on Form S - 4 filed under the Securities Act of 1933 , as amended with the United States Securities and Exchange Commission (“SEC”) on November 29 , 2012 (the “Form S - 4 Registration Statement”) . Statements in this presentation of or about Armada and Mesa that are not historical facts are "forward - looking statements" subject to risks and uncertainties . Such statements are based on current facts, analyses and other information that are based on forecasts of results, estimates of amounts not yet determined, and assumptions of management . Such statements are generally, but not always, identified by the words "expects," "plans,“ "anticipates," "believes," "intends," "estimates, "proposes," and similar expressions or that events or conditions "will", "would", "may", "can", "could" or "should" occur . Information concerning reserve estimates may also be deemed to be forward - looking statements, as it constitutes a prediction of what might be present when or if a project is actually developed . It is important to note that actual outcomes and results could differ materially from those in set forth in the statements contained in this presentation due to numerous factors beyond the Company's (as used herein, the term "Company" may refer to Armada and/or Mesa, as the context so requires) control including misinterpretation of data, inaccurate estimates of reserves, uncertainty of the requirements demanded by governmental agencies, the Company's ability to raise financing or effect an exchange listing, breach by third - parties, inability to retain employees/consultants, competition for equipment, inability to obtain permits, delays in operations, the likelihood that no commercial quantities of resources are found/recoverable, and our ability to participate in the exploration and completion of development programs . Additional information on these risks can be found in the Company's periodic filings and in the consent solicitation statement/registration statement on Form S - 4 filed with the SEC at www . sec . gov . The consummation of the Transaction is further conditioned on a number of obligations of each of the parties as further described in the Form 8 - K, the Form S - 4 Registration Statement, and the exhibits thereto, including, but not limited to, the SEC declaring Armada’s Form S - 4 Registration Statement effective, accuracy of each party’s representations and warranties, the performance or compliance with all agreements and covenants required to be performed by each party prior to the closing of the acquisition, obtaining necessary consents from third parties, the absence of legal proceedings seeking to restrain or prevent the acquisition, the absence of a material adverse change to either party , and Mesa obtaining the consent of stockholders owning a majority of its issued and outstanding stock as of November 23 , 2012 , as further set forth in the Form S - 4 Registration Statement and the proxy statement/prospectus contained therein . Armada and Mesa can provide no assurances that these conditions will be satisfied . This presentation does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities or a solicitation of any consent to the consummation of the business Transaction . Although the Form S - 4 Registration Statement has been filed under the Securities Act of 1933 , as amended with the United States Securities and Exchange Commission, regarding the distribution of the securities mentioned herein, such securities will not be issued and may not be distributed until (i) the business combination has been consummated and (ii) all regulatory approvals with respect thereto, including, but not limited to, such Registration Statement being declared effective by the United States Securities and Exchange Commission . Armada and Mesa caution investors against making investment decisions based on any expectation that the Transaction will be consummated, because, in their view, such expectations are speculative . Current stockholders of Armada and Mesa, and all prospective investors, are urged to read the Form S - 4 , including all exhibits, annexes, appendices and amendments thereto, along with any other related documents the companies may issue or file with the United States Securities and Exchange Commission . These documents are available for free at the SEC’s website, www . sec . gov . Mesa’s shareholders may obtain these documents for free by contacting ir@mesaenergy . us , or 972 . 490 . 9595 and requesting these documents . Armada’s shareholders may obtain these documents for free by contacting 800 . 676 . 1006 and requesting these documents . Neither Armada nor Mesa undertakes any obligation to publicly release the results of any revisions to these statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . 2

Executive Summary ▪ Armada Oil, Inc . (OTCQB : AOIL) (“Armada”) and Mesa Energy Holdings, Inc . (OTCQB : MSEH) (“Mesa”), both publicly quoted companies, have signed a definitive agreement whereby Armada will acquire all of Mesa’s assets for shares of Armada ▪ The combination is expected to provide Armada shareholders access to stable, conventional production along with a proven operational team ▪ The combination is expected to provide Mesa shareholders with significant additional conventional and unconventional upside and additional public company expertise ▪ Management of Armada and Mesa believe that the combined company will have a compelling “Public Company” story that should provide a better vehicle to maximize shareholder value by : • Making Armada more attractive to institutional investors • Improving the prospects of a national exchange listing • Creating operational mass that will lower the cost of being public, as a percentage of revenue • Diversifying the shareholder base to enhance liquidity in the stock • Creating a basis for a lower cost of capital (both future equity and debt, as needed) 3

Executive Summary – Recent Updates ▪ On October 4 , 2012 , Armada and Mesa announced they had signed a non - binding letter of intent to merge the companies whereby Armada would issue 0 . 325 shares of Armada common stock for every outstanding share of Mesa common stock ▪ On November 9 , 2012 , Armada announced that it entered into a farm - out agreement with Anadarko Petroleum (NYSE : APC) (“Anadarko”) covering over 8 , 200 acres in southern Wyoming, where Armada can earn leases by successfully drilling oil and gas wells ▪ On November 14 , 2012 , Armada and Mesa signed a definitive asset purchase agreement whereby Armada would acquire substantially all of Mesa’s assets for shares of Armada common stock, at an exchange rate of 0 . 40 shares of Armada common stock for every share of Mesa common stock (the “Transaction”) ▪ On November 29 , 2012 , Armada and Mesa filed a Form S - 4 Registration Statement regarding the Transaction 4

Creating a Balanced Exploration & Production Company 5 ▪ Controls a large undeveloped acreage position in the rapidly developing Niobrara ▪ Holds an attractive farm - out agreement with Anadarko Petroleum (NYSE : APC) ▪ Experienced public company team ▪ Founded upon strong technical and engineering teams ▪ Significant conventional prospects within the acreage ▪ Needs : lower risk production / reserves, access to conventional debt, and critical mass to take advantage of being public ▪ Strong operating team ▪ Stable conventional production and reserves ▪ Liquids - weighted reserves ▪ History of identifying high quality oil acquisitions ▪ Acreage and drilling program underway in the Mississippian Limestone in central Oklahoma ▪ Needs : additional high profile unconventional drilling play and critical mass to take advantage of being public A Combination is Expected to Solve: ▪ Critical mass issues ▪ Inherent weaknesses of both Armada & Mesa ▪ Asset concentration risk ▪ Isolated shareholder bases A Combination is Expected to Create: ▪ A new compelling public story ▪ A pathway for a national exchange listing and increased liquidity ▪ More options to access capital at a lower cost ▪ A foundation for greater Wall Street adoption

Business Combination Consideration Details ▪ Armada and Mesa have proposed a business combination, resulting in Mesa's operating subsidiaries becoming wholly - owned subsidiaries of Armada, in exchange for a 62 % ownership in the combined entity ▪ Shareholders of Mesa will receive 0 . 40 shares of Armada for every share they hold of Mesa • As of the close on November 14 , 2012 , this represented approximately a 135 % premium to Mesa’s share price ▪ Upon closing of the Transaction, Mesa shareholders will own approximately 62 % of Armada (on an actual basis, assuming no exercise of warrants, options, or convertible securities) ▪ Armada and Mesa have engaged C . K . Cooper & Company as the financial advisor to the Transaction ▪ Expected to close early in Q 1 of 2013 , subject to customary conditions : • Consummation of the Transaction remains contingent upon compliance with and/or full satisfaction or waiver of all of the following conditions : ▪ Obtaining all consents and approvals of the Transaction, including all legal and regulatory approvals and all applicable shareholder, board of directors, company, and any other necessary approvals required by third parties, that may be required for both parties to consummate the Transaction and execute the Definitive Agreements . ▪ There having occurred no material adverse change in the business or condition, financial or otherwise, of either (a) Mesa and its subsidiaries, taken as a whole, or (b) Armada and its subsidiaries, taken as a whole, subsequent to November 14 , 2012 . ▪ Other agreed and customary conditions to closing set forth in the Definitive Agreements . 6

Proposed New Management Team & Directors 7 Randy M . Griffin | Chief Executive Officer, Chairman ▪ 35 years of broad business development and management experience ▪ Co - founded Mesa Energy, LLC (later Mesa Energy, Inc . ) in 2003 ; took Mesa Energy, Inc . public in 2007 ▪ From 2001 to 2003 , held various executive positions in a group of affiliated oil and gas companies, including President of Southwest Land Management, L . P . and Americo Gas Pipeline, LLC ▪ Graduated from East Texas State University in 1975 with a degree in Finance and Business Management James J . Cerna, Jr . | President, Director ▪ 20 years experience in the energy industry and publicly traded companies ▪ From 2006 to 2009 , served as Chairman of the Board and CEO of Lucas Energy, Inc . (NYSE Amex : LEI) ▪ From 2004 to 2006 , served as President of the privately held Lucas Energy Resources ▪ Prior to joining Lucas Energy, was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004 ▪ Received five certificates of achievement from the Institute of Chartered Financial Analysts ▪ Earned a B . S . in Finance From California State University, Chico Ray L . Unruh | Chief Operating Officer, Director ▪ Over 40 years of experience in business management, finance and business development ▪ Served as Vice President of Santa Fe Petroleum, LLC and President of TexTron Southwest, LLC ▪ Performed management and financial consulting services for Texas Northern Oil Company and Phoenix Resources, LLC ▪ Owned and operated Red River Energy and Supply Company in the early 1980 ’s ▪ Attended Oklahoma State University, where he majored in Business Administration and Finance Rachel L . Dillard | Chief Financial Officer ▪ Began career with CDX Gas, LLC as a consultant to the CEO and CFO and later served as Director of Financial Services ▪ Served as an Accountant for Rising Star Energy, LLC ; Republic Energy, Inc .; and Longview Production Company ▪ Has provided accounting services to TransAtlantic Petroleum Corporation ; Westside Energy Corporation ; Crusader Energy Group ▪ From 2009 to 2011 , served in the Division of Resolution and Receiverships of the FDIC in various accounting capacities, including Financial Institution Accountant and Accounting Technical Monitor of a national servicer of a loan portfolio exceeding $ 1 billion ▪ Earned her degree in Business Administration with an Emphasis in Accounting, cum laude , from the University of Texas at Dallas ▪ Licensed by the State of Texas as a certified public accountant

Proposed Non - Executive Board of Directors 8 David J . Moss | Director ▪ Director of Pegasi Energy Resources Corporation (OTCBB : PGSI) and was responsible for their initial capital raise and public listing ▪ Managing Director of Energi Management and Energi Drilling Partners, an active drilling fund ▪ Led the acquisition of Digital Orchid, Inc . and renamed the company Sorteo Games, LLC, which operates the only government - regulated, revenue - generating mobile national lottery systems and is a leading provider of server - based wireless, Web and electronic lottery systems ▪ Was instrumental in the purchase and restructuring of Mirapoint Software, Inc . and helped finance and take public CommerceTel (OTCBB : MFON) and Tonix Pharmaceuticals (OTCBB : TNXP) ▪ Previously served as a Managing Partner at a Seattle - based venture capital firm, The Phoenix Partners with $ 110 MM under management, where he ran their healthcare portfolio ▪ Holds an M . B . A . from Rice University and a B . A . in Economics from the University of California, San Diego Kenneth T . Hern | Director ▪ 25 - year career with independent oil giant Texaco, now part of Chevron, where he served as President of Texaco Saudi, Inc . from 1981 - 1984 ; as Vice Chairman and Managing Director of Texaco Nigeria Limited, from 1984 through 1989 ; and as President of Texaco Brazil from 1989 through 1993 ▪ Serves on the Board of Directors of Flotek Industries, Inc . , a supplier of drilling and production - related products and services to the energy and mining industries ▪ Previously served as Chairman of the Board and CEO of Nova Biosource Fuels, Inc . ▪ Earned a B . A . in Chemistry from Austin College and a Master of Science in Organic Chemistry from North Texas State University One additional independent Board member to be mutually agreed on and selected Fred B . Zaziski | Director ▪ Previously President and CEO of Epsilon Energy Ltd . (TSX : EPS), a publicly traded E&P, from June 2007 to May 2009 ▪ Served as President and Chairman of PetroSouth Energy Corp . (OTCBB : PSEG), a publicly traded E&P, based in Houston, TX from October 2004 to January 2007 ▪ Prior to 2004 , served in a number of senior management capacities at National Petroleum Technology Company, Saudia Arabia from 1997 to 1999 , and Halliburton Energy Services, Bahrain from 1977 to 1997 ▪ Earned a B . S in Petroleum Engineering from Pennsylvania State University and an MBA in Organizational Management and a Masters in International Business from Cairo University, Egypt . ▪ Member of the Society of Petroleum Engineers, American Petroleum Institute and the American Society of Mechanical Engineers

Combined Areas of Operations 9 Casper/Niobrara Gulf Coast Mississippian Lime Conventional Production Conventional and Unconventional Potential Unconventional Potential Corporate Headquarters Dallas

Combined Company Vision ▪ The combined company will be focused on growing its cash generating, conventional assets while accelerating the development of its unconventional properties : • Continue the recompletion of wells in Louisiana and commence drilling of PUD locations in the Lake Hermitage Field in 2013 • Continue drilling Mississippian Limestone horizontal wells in north central Oklahoma • Complete seismic shoot on Wyoming acreage to further identify conventional and unconventional sweet - spots • Start drilling Niobrara/Casper wells on the Wyoming acreage • Capitalize on the additional opportunities provided by its agreement with Anadarko Petroleum in the Niobrara play ▪ The combination of strong cash flowing assets and the significant upside potential of the two unconventional plays is expected to create a combined company with a more balanced investment opportunity ▪ The combination will create a better platform from which to list on a national exchange, which will help facilitate investor awareness, transparency and liquidity 10

O VERVIEW OF A RMADA O IL , I NC .

Farm - Out Agreement with Anadarko Petroleum 12 ▪ On November 9 , 2012 , Armada entered into an agreement with Anadarko Petroleum (NYSE : APC) that will allow Armada to significantly expand its Niobrara project in Southern Wyoming ▪ The agreement covers more than 8 , 200 acres and gives Armada the ability to earn oil and gas leases by drilling wells and establishing production ▪ In return, Armada agreed to share with Anadarko its ongoing 3 - D seismic shoot data, which covers part of Anadarko’s acreage, as well as pay Anadarko a royalty on oil and gas revenue derived from this acreage . Anadarko is the sole royalty owner of the acreage ▪ Armada believes this acreage has significant potential for oil and gas production, particularly from the Niobrara formation ▪ This agreement also provides Armada with the opportunity to work with a world - class oil and gas operator who has a history of successfully producing hydrocarbons

Armada’s Current Properties South Wyoming Casper (Conventional) ▪ Extensive engineering data and 2D seismic data ▪ Nearby Rock River Field (43+ MMBO and 10 BCFG), Quealy Dome Field (13.5 MMBO), and Big Medicine Bow Field (8.6 MMBO and 13.5 BCFG) produce from the Casper ▪ The Project’s geologist has worked in this area since the 1960’s and discovered 40+ million Bbls of oil Niobrara (Unconventional) ▪ Armada controls 34,000+ mostly contiguous acres in the liquids - rich Niobrara near existing infrastructure ▪ Armada has well logs from nearby wells on multiple sides of the properties showing the presence of all 3 Niobrara “Benches” ▪ Well control data shows this Niobrara meets or exceeds core data (resistivity, porosity, and ohms) from the DJ Basin Wattenberg field 13

Producing Fields in our Conventional Target Zones 14 1. Rock River Field – 43 + MMBO and 10 + BCFG 2. East of Armada acreage is Quealy Dome Field – 13 . 5 MMBO 3. North of Armada acreage is Big Medicine Bow Field – 8 . 6 MMBO and 13 . 5 BCFG 4. Section 23 , T 20 N - R 80 W Anschutz Ranch # 1 well – EUR of 1 million bbls and still producing . Key : Yellow : Armada Oil acreage Orange : Anadarko Petroleum acreage Purple : Anschutz Exploration acreage

Conventional Operational Plan | Next Steps 15 ▪ Three prospects have been identified in the area using : ▪ The main objective on each of the prospects is the exploitation of the potential sandstone reservoirs in the Upper and Lower parts of the Permian - Pennsylvanian age Casper Formation ▪ Armada is currently shooting 3 D seismic to determine drilling locations ▪ Based on the seismic, Armada plans to drill two vertical wells to approximately 11 , 500 feet to test the Casper Formation ▪ At each of the proposed locations, several secondary objectives including the Niobrara are present above the Casper Formation which will be tested and logged ▪ After analyzing the results from the Casper vertical wells, the company will optimize the best formations to drill future wells Integration of seismic data, geochemistry, photogeology and subsurface well control to define the present structural picture Analysis of the distribution of oil shows and existing production aerially and by formation Regional and specific geological studies of potentially productive horizons ranging from the Pennsylvanian to Upper Cretaceous in age Interpretation of the structural history of the area

2011 Major Niobrara Play Areas 16 Yellow denotes Armada Prospect ▪ Industry leaders have already proved the play around Armada ▪ Areas A,B,C & D (purple squares) have shown results with Niobrara IP ’ s in excess of 1 , 000 BOPD ▪ Wells logs analyzed by Armada provide control that all 3 Niobrara chalks exist over its Wyoming acreage

17 Previous Vertical Wells show Niobrara Cross Section Control

Niobrara Horizontal | Dramatic Improvements Underway 18 PDC ENERGY ANADARKO NOBLE ▪ First 7 wells: EUR 300 MBOE, Capex per well: $4.2M ▪ Last 8 wells: EUR 500 MBOE, Capex per well: $4.2M ▪ EURs: 300 – 600 MBOE per well ▪ Initial well costs: $4.0 - $5.0M ▪ Liquids ratio: 70% ▪ EURs: 355+ MBOE per well ▪ Liquids ratio: 60 - 80% Source: PDC Energy March 29, 2012 Presentation Source: Anadarko April 24, 2012 Press Release Source: Noble Energy February 2012 Presentation

O VERVIEW OF M ESA E NERGY H OLDINGS , I NC .

Mesa’s Gulf Coast Properties 20 South Louisiana Lake Hermitage ▪ Current net production of 160 BOE/d ▪ 3,578 net acres with 2,739 MBOE of proved reserves ▪ PV - 10 of Proved reserves of $85MM ▪ 100% working interest in 18 wells Larose Field ▪ Current net production 45 BOE/d ▪ 439 net acres with 195 MBOE of proved reserves ▪ PV - 10 Proved reserves of $9.6 MM ▪ Operated and non - operated interest in 7 wells Valentine Field ▪ Current net production of 317 BOE/d ▪ Over 3,000 net acres with 321 MBOE of proved reserves ▪ PV - 10 of Proved reserves of $9.1MM ▪ 90% working interest in 39 wells Bay Batiste Field ▪ Current net production 65 BOE/d ▪ 59% working interest in 7 wells Manilla Village Field ▪ Current net production 10 BOE/d ▪ Average working interest in 4 wells is 21% Total Gulf Coast Total Louisiana Properties ▪ 75 gross wells ▪ Approximately 600 net BOE/d ▪ Proved reserves of 3.5 MMBOE ▪ Proved PV - 10 of $106.9MM 20

Gulf Coast Reserves 21 Net Oil/NGL Net Gas PV-10 $ Millions (MBbl) (MMCF) ($MM) Proved Producing 545 2,611 $33.8 Proved Shut-in - 124 0.2 Proved Behind Pipe 54 710 4.9 Proved Undeveloped 1,601 4,424 68.8 Proved Abandonment - - (0.8) Total Proved Reserves (1) 2,200 7,869 $106.9 Probable Behind Pipe 10 75 $0.6 Probable Undeveloped 5,798 20,703 249.0 Probable Abandonment - - 2.0 Total Probable 5,807 20,778 $251.6 Possible 6,894 12,236 $272.5 Total 3P Reserves (1) 14,901 40,883 $631.1 (1) Reserves per engineering reports prepared by Collarini Associates; based on strip pricing as of 12/31/11 ▪ Mesa has identified 58 potential well sites in its Lake Heritage Field • 9 locations have significant proved undeveloped reserves with multiple stacked pay zones • Plans to develop 7 potential high - value drilling locations ▪ Several work - overs and recompletions can immediately enhance production

Overview of Mississippian Lime 22 Mississippian Lime Play Map “ We compare the scope of this play to the Bakken and believe it will be transformational for the Mid - Continent region of the United States” – Tom Ward, CEO of SandRidge, Dec. 22, 2011 Sources: David Housh / Tulsa World and Mesa Mesa’s Acreage Position The Mississippian Lime is an oil - rich carbonate play covering 6 . 5 million acres in Oklahoma and Kansas ▪ The play has been developed with vertical wells for over 30 years ▪ Several thousand vertical wells surround Mesa’s acreage position and with current and past Mississippian production, have provided a wealth of data ▪ Eagle Energy reported the completion of the first horizontal Mississippian well in 2010 ▪ Chesapeake and SandRidge are the largest acreage holders with several significant players amassing positions (including Apache, Shell and Range Resources) ▪ Representative wells are 5 , 000 to 7 , 000 feet deep and generate IP rates of 300 - 600 barrels of oil per day and EURs of 250 - 500 MBOE Mississippian Lime oil producing formations

Mississippian Lime | SandRidge Focus Area Source: SandRidge Mesa’s Acreage Position 23

Mesa’s Mississippian Lime Development Program Turkey Creek Project Map Mesa has initiated a drilling program in the oil - rich Mississippian Lime play in Oklahoma ▪ To date, Mesa has leased or farmed into approximately 3 , 415 acres in Major and Garfield Counties ▪ Mesa expects to lease or farm in additional acreage 2013 ▪ First horizontal Mississippian Lime well expected to be spudded in December 2012 ▪ Development plan consists of drilling one well per quarter in 2013 ▪ Total drilling and completion costs are approximately $ 4 MM per well ▪ Estimated reserves per well are 250 , 000 to 400 , 000 BOE 24

A N EW C OMPANY WITH S IZE AND D EVELOPMENT R UNWAY

Proposed Business Combination Highlights 26 Will bring together a sound, proven management team with extensive operational and public company experience Strong conventional, producing assets are expected to provide cash flow and an underlying value to the combined shareholders Significant acreage position in the Niobrara play with multiple underlying conventional prospects should leverage the combined company to significant upside potential The farm - out agreement with Anadarko is expected to create opportunities to work with a world - class energy company Drilling program in the Mississippian Lime play in Oklahoma involves the combined company in one of the most active unconventional oil plays The combined company is expected to have critical mass to help raise capital efficiently, facilitate trading liquidity and spur rapid growth, thereby creating a solid platform to recognize value for shareholders

Proposed Major Milestones | Short - Term 27 Proposed Merger Timeline October November December January February March Sign Non-Binding Letter of Intent Conduct Due Diligence on Armada and Mesa Sign Definitive Agreement Obtain Regulatory and Shareholder Consent Close Combination Proposed Combined Company Growth Plan Continue to Re-Work Louisiana Properties Seismic on Wyoming Properties Spud First Mississippi Lime Well Accelerate Acquisition & Development Apply for Share Listing on National Exchange Q4 - 2012 Q1 - 2013

C ONTACT I NFORMATION ON T RANSACTION D ETAILS Armada Oil, Inc. Investor Relations Briana Erickson 800.676.1006 Corporate Headquarters 10777 Westheimer Rd ., Suite 1100 Houston, TX 77042 800.676.1006 Website www.armadaoilinc.com Mesa Energy Holdings Inc . Investor Relations ir@mesaenergy.us 972.490.9595 Corporate Headquarters 5220 Spring Valley Rd ., Suite 615 Dallas, TX 75254 972.490.9595 Website www.mesaenergy.us C. K. Cooper & Company Corporate Finance Group Adam B. Connors Carl P. Goltermann Tom J. Hsiao Corporate Headquarters 4 Park Plaza | Suite 1900 Irvine, CA 92614 949.477.9300 Website www.ckcooper.com